SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                       ___________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934
                       ___________________

        Date of Report (Date of earliest event reported)
                        February 15, 2001

                   ACACIA RESEARCH CORPORATION
     (Exact name of registrant as specified in its charter)
                       ___________________

      Delaware          000-26068          95-4405754
(State or other     (Commission File    (I.R.S. Employer
jurisdiction of          Number)        Identification No.)
incorporation or
organization)

                      55 South Lake Avenue
                   Pasadena, California  91101
                         (626) 396-8300
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


ITEM 5.   OTHER EVENTS.

On February 15, 2001, we issued a press release announcing that our majority-owned affiliate, Soundbreak.com Incorporated, had closed operations. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

ITEM 7.   EXHIBITS.

Exhibit
Number    Description
------    -----------

99.1 Press release dated February 15, 2001 announcing the closing of Soundbreak.com Incorporated.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ACACIA RESEARCH CORPORATION

                              /s/ Paul R. Ryan
                         By: -----------------------------
                              Paul R. Ryan
                              Chairman and Chief Executive
                              Officer

Date:  February 16, 2001